UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2018

TRIO-TECH INTERNATIONAL
(Exact Name of Registrant as Specified in Its Charter

California
(State or Other Jurisdiction of Incorporation)

1-14523	95-2086631
(Commission File Number)	(IRS Employer Identification No.)

16139 Wyandotte Street Van Nuys, California	91406
(Address of Principal Executive Offices)	(Zip Code)

(818) 787-7000
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02          Results of Operations and Financial Condition

On May 18, 2018, Trio-Tech International issued a press release announcing its financial results for the quarter ended March 31, 2018. A copy of the press release is attached as Exhibit 99.1.

The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report, including the Exhibit hereto, shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01          Financial Statements and Exhibits

(d) Exhibits

99.1         Press Release of Trio-Tech International dated May 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRIO-TECH INTERNATIONAL

May 21, 2018	By:	/s/ VICTOR H.M. TING
Name: Victor H.M. Ting
Title: Vice President and Chief Financial Officer

EXIBIT INDEX

Exhibit Number                                 Description

99.1
Press Release of Trio-Tech International dated May 18, 2018